LIST OF SUBSIDIARIES

Name of Entity	State of Incorporation / Organization
Alex Energy, LLC	West Virginia
Alpha American Coal Company, LLC	Delaware
Alpha American Coal Holding, LLC	Delaware
Alpha Appalachia Holdings, LLC	Delaware
Alpha Appalachia Services, LLC	West Virginia
Alpha Coal Sales Co., LLC	Delaware
Alpha European Marketing, LLC	Delaware
Alpha European Sales, LLC	Virginia
Alpha India, LLC	Delaware
Alpha Land and Reserves, LLC	Delaware
Alpha Metallurgical Coal Sales, LLC	Delaware
Alpha Metallurgical Resources, Inc.	Delaware
Alpha Metallurgical Resources, LLC	Delaware
Alpha Metallurgical Services, LLC	Delaware
Alpha Metallurgical Terminal, LLC	Delaware
Alpha Natural Resources Holdings, Inc.	Delaware
Alpha Natural Resources International, LLC	Delaware
Alpha Natural Resources Services, LLC	Delaware
Alpha Natural Resources, LLC	Delaware
AMFIRE Mining Company, LLC	Delaware
AMFIRE, LLC	Delaware
ANR Second Receivables Funding, LLC	Delaware
ANR, Inc.	Delaware
Appalachia Coal Sales Company, LLC	Virginia
Appalachia Holding Company, LLC	Virginia
Aracoma Coal Company, LLC	West Virginia
Bandmill Coal LLC	West Virginia
Bandytown Coal Company	West Virginia
Barbara Holdings Inc.	Delaware
Barnabus Land Company	West Virginia
Belfry Coal Corporation	West Virginia
Big Bear Mining Company, LLC	West Virginia
Black Castle Mining Company, LLC	West Virginia
Black King Mine Development Co.	West Virginia
Boone East Development Co., LLC	West Virginia
Brooks Run South Mining, LLC	Delaware
Clear Fork Coal Company	West Virginia
Contura CAPP Land, LLC	Delaware
Contura Excavating & Grading, LLC	Delaware
Contura Freeport, LLC	Delaware
Contura Mining Holding, LLC	Delaware
Crystal Fuels Company	West Virginia
Dehue Coal Company	West Virginia
Delbarton Mining Company, LLC	West Virginia

Dickenson-Russell Contura, LLC	Delaware
Dominion Terminal Associates LLP	Virginia
DRIH Corporation	Delaware
Duchess Coal Company	West Virginia
Eagle Energy, Inc.	West Virginia
Elk Run Coal Company, LLC	West Virginia
Emerald Coal Resources, LLC	Delaware
Enterprise Mining Company, LLC	Delaware
Esperanza Coal Co., LLC	Delaware
Foundation Royalty Company	Delaware
Goals Coal Company	West Virginia
Green Valley Coal Company, LLC	West Virginia
Greyeagle Coal Company	Kentucky
Harlan Reclamation Services LLC	Virginia
Highland Mining Company	West Virginia
Hopkins Creek Coal Company	Kentucky
Independence Coal Company, LLC	West Virginia
Jacks Branch Coal Company	West Virginia
Kanawha Energy Company, LLC	West Virginia
Kepler Processing Company, LLC	West Virginia
Kingston Mining, Inc.	West Virginia
Kingwood Mining Company, LLC	Delaware
Knox Creek Coal Corporation	Virginia
Laxare, Inc.	West Virginia
Litwar Processing Company, LLC	West Virginia
Logan County Mine Services, Inc.	West Virginia
Logan I, LLC	West Virginia
Logan III, LLC	West Virginia
Long Fork Coal Company, LLC	Kentucky
Lynn Branch Coal Company, Inc.	West Virginia
Maple Meadow Mining Company, LLC	Delaware
Marfork Coal Company, LLC	West Virginia
Marshall Land LLC	West Virginia
Martin County Coal, LLC	Kentucky
Maxxim Rebuild Co., LLC	Delaware
Maxxim Shared Services, LLC	Delaware
Mill Branch Coal, LLC	Virginia
New Ridge Mining Company	Kentucky
Neweagle Industries, Inc.	Virginia
Nicewonder Contracting, Inc.	West Virginia
Nicholas Contura, LLC	Delaware
North Fork Coal Corporation	Virginia
Old ANR, LLC	Delaware
Omar Mining Company, LLC	West Virginia
Paramont Coal Company Virginia, LLC	Delaware
Paramont Contura, LLC	Delaware
Paynter Branch Mining, Inc.	West Virginia

Peerless Eagle Coal Co., LLC	West Virginia
Performance Coal Company, LLC	West Virginia
Peter Cave Mining Company	Kentucky
Pigeon Creek Processing Corporation	Virginia
Pilgrim Mining Company, Inc.	Kentucky
Pioneer Fuel Corporation	West Virginia
Plateau Mining, LLC	Delaware
Power Mountain Contura, LLC	Delaware
Premium Energy, LLC	Delaware
Rawl Sales & Processing Co., LLC	West Virginia
Republic Energy, LLC	West Virginia
Resource Insurance Company, Inc.	Tennessee
Riverside Energy Company, LLC	West Virginia
Riverton Coal Production, LLC	Delaware
Road Fork Development Company, LLC	Kentucky
Robinson-Phillips Coal Company	West Virginia
Rockspring Development, Inc.	Delaware
Rostraver Energy Company	Pennsylvania
Rum Creek Coal Sales, Inc.	West Virginia
Russell Fork Coal Company	West Virginia
Shannon-Pocahontas Coal Corporation	West Virginia
Shannon-Pocahontas Mining Company	West Virginia
Sidney Coal Company, LLC	Kentucky
Spartan Mining Company, LLC	West Virginia
Stirrat Coal Company, LLC	West Virginia
Sycamore Fuels, Inc.	West Virginia
T. C. H. Coal Co.	Kentucky
Tennessee Consolidated Coal Company	Tennessee
Trace Creek Coal Company	Pennsylvania
Twin Star Mining, Inc.	West Virginia
Wabash Mine Holding Company	Delaware
West Kentucky Energy Company	Kentucky
White Buck Coal Company	West Virginia
Williams Mountain Coal Company	West Virginia
Wyomac Coal Company, Inc.	West Virginia